Exhibit 99.2

NYSE Euronext
Monthly Volume Summary

	Average Daily Volume			Total Volume			Average Daily Volume		Total Volume
(Unaudited; contracts in thousands)	Mar-13	Mar-12	% Chg	Mar-13	Mar-12	% Chg	YTD 2013	% Chg vs. YTD 2012	YTD 2013	% Chg vs. YTD 2012
Number of Trading Days - European Cash	20	22		20	22		62		62
Number of Trading Days - European Derivatives	20	22		20	22		62		62
Number of Trading Days - U.S. Markets	20	22		20	22		60		60
European Derivatives Products	4,260	3,913	8.9%	85,207	86,080	-1.0%	4,515	35.5%	279,936	29.2%
of which Bclear	864	1,115	-22.5%	17,287	24,535	-29.5%	883	31.3%	54,749	25.2%
Total Fixed Income Products	2,456	1,876	30.9%	49,115	41,272	19.0%	2,749	54.9%	170,433	47.8%
Short Term Interest Rate Products	2,305	1,735	32.8%	46,095	38,170	20.8%	2,560	57.8%	158,710	50.5%
Medium and Long Term Interest Rate Products 1	151	141	7.1%	3,020	3,102	-2.6%	189	24.3%	11,723	18.5%
Total Equity Products 2	1,715	1,955	-12.2%	34,304	43,002	-20.2%	1,674	13.4%	103,802	8.2%
Individual Equity Products	1,090	1,393	-21.7%	21,807	30,655	-28.9%	1,132	11.1%	70,179	5.9%
Futures	600	902	-33.5%	11,995	19,840	-39.5%	660	29.4%	40,948	23.4%
Options	491	492	-0.2%	9,812	10,814	-9.3%	471	-7.3%	29,231	-11.6%
Equity Index Products	625	561	11.3%	12,497	12,347	1.2%	542	18.6%	33,623	13.1%

of which Bclear	864	1,115	-22.6%	17,271	24,535	-29.6%	881	31.0%	54,639	24.9%
Individual Equity Products	726	1,007	-27.9%	14,516	22,144	-34.4%	758	26.4%	47,008	20.5%
Futures	600	902	-33.5%	11,994	19,837	-39.5%	649	29.3%	40,267	23.3%
Options	126	105	20.2%	2,522	2,307	9.3%	109	11.5%	6,742	6.4%
Equity Index Products	138	109	26.8%	2,756	2,391	15.2%	123	69.1%	7,630	61.3%
Commodity Products	89	82	8.9%	1,788	1,806	-1.0%	92	12.9%	5,701	7.7%
U.S. Derivatives Products
Equity Options 3
NYSE Euronext Options Contracts	3,750	4,105	-8.6%	75,007	90,300	-16.9%	4,231	2.5%	253,843	-0.8%
Total Consolidated Options Contracts	13,952	15,811	-11.8%	279,047	347,851	-19.8%	14,981	-5.7%	898,885	-8.7%
NYSE Group Share of Total	26.9%	26.0%		26.9%	26.0%		28.2%	2.2%	28.2%	2.2%
NYSE Liffe U.S.
Futures and Futures Options Volume*	78.1	104.9	-25.6%	1,561	2,308	-32.4%	58.7	-39.0%	3,641.1	-40.9%
European Cash Products (trades in thousands)	1,391	1,625	-14.4%	27,820	35,743	-22.2%	1,378	-13.0%	85,419	-17.0%
Equities	1,340	1,571	-14.7%	26,808	34,565	-22.4%	1,326	-13.3%	82,199	-17.3%
Exchange-Traded Funds	14	14	-6.4%	270	318	-14.9%	14	-5.6%	848	-9.9%
Structured Products	32	34	-6.2%	641	752	-14.8%	33	-5.3%	2,019	-9.7%
Bonds	5	5	1.4%	101	109	-7.9%	6	19.1%	353	13.6%
U.S. Cash Products (shares in millions) 5	1,520	1,763	-13.8%	30,407	38,793	-21.6%	1,545	-13.3%	92,721	-16.1%
NYSE Listed (Tape A) Issues 4
Handled Volume 5	1,116	1,273	-12.4%	22,319	28,015	-20.3%	1,120	-12.1%	67,207	-15.0%
Matched Volume 6	1,077	1,204	-10.6%	21,531	26,482	-18.7%	1,077	-10.4%	64,603	-13.3%
Total NYSE Listed Consolidated Volume	3,467	3,841	-9.8%	69,330	84,503	-18.0%	3,585	-8.8%	215,111	-11.8%
Share of Total Consolidated Volume
Handled Volume 5	32.2%	33.2%	-1.0%	32.2%	33.2%	-1.0%	31.2%	-1.2%	31.2%	-1.2%
Matched Volume 6	31.1%	31.3%	-0.2%	31.1%	31.3%	-0.2%	30.0%	-0.5%	30.0%	-0.5%
NYSE Arca, MKT and Regional (Tape B) Listed Issues
Handled Volume 5	226	266	-14.9%	4,522	5,846	-22.7%	224	-15.4%	13,466	-18.1%
Matched Volume 6	209	237	-11.6%	4,185	5,210	-19.7%	207	-12.4%	12,435	-15.2%
Total NYSE Arca & MKT Listed Consolidated Volume	1,001	1,128	-11.3%	20,020	24,818	-19.3%	994	-11.4%	59,667	-14.3%
Share of Total Consolidated Volume
Handled Volume 5	22.6%	23.6%	-1.0%	22.6%	23.6%	-1.0%	22.6%	-1.0%	22.6%	-1.0%
Matched Volume 6	20.9%	21.0%	-0.1%	20.9%	21.0%	-0.1%	20.8%	-0.2%	20.8%	-0.2%
Nasdaq Listed (Tape C) Issues
Handled Volume 5	178	224	-20.5%	3,566	4,932	-27.7%	201	-17.5%	12,048	-20.2%
Matched Volume 6	160	189	-15.3%	3,204	4,162	-23.0%	179	-13.0%	10,758	-15.8%
Total Nasdaq Listed Consolidated Volume	1,700	1,680	1.2%	34,005	36,951	-8.0%	1,822	1.5%	109,316	-1.8%
Share of Total Consolidated Volume
Handled Volume 5	10.5%	13.3%	-2.8%	10.5%	13.3%	-2.8%	11.0%	-2.5%	11.0%	-2.5%
Matched Volume 6	9.4%	11.3%	-1.9%	9.4%	11.3%	-1.9%	9.8%	-1.7%	9.8%	-1.7%
Exchange-Traded Products 5,7
Handled Volume 5	210	250	-16.1%	4,192	5,499	-23.8%	212	-14.6%	12,733	-17.4%
Matched Volume 6	194	222	-12.8%	3,879	4,890	-20.7%	196	-11.4%	11,761	-14.3%
Total ETF Consolidated Volume	955	1,092	-12.5%	19,108	24,034	-20.5%	959	-11.5%	57,554	-14.4%
Share of Total Consolidated Volume
Handled Volume 5	21.9%	22.9%	-1.0%	21.9%	22.9%	-1.0%	22.1%	-0.8%	22.1%	-0.8%
Matched Volume 6	20.3%	20.3%	0.0%	20.3%	20.3%	0.0%	20.4%	0.0%	20.4%	0.0%

1	Data includes currency products.
2	Includes all trading activities for Bclear, NYSE Liffe's clearing service for wholesale derivatives.
3	Includes trading in U.S. equity options contracts, not equity-index options.
4	Includes all volume executed in NYSE Group crossing sessions.
5
Represents the total number of shares of equity securities and ETFs internally matched on the NYSE Group's exchanges or routed to and executed at an external market center.  NYSE Arca routing includes odd-lots.

6	Represents the total number of shares of equity securities and ETFs executed on the NYSE Group's exchanges.
7	Data included in previously identified categories.
*	ADVs calculated with the appropriate number of NYSE Liffe U.S. trading days.
Source: NYSE Euronext, Options Clearing Corporation and Consolidated Tape as reported for equity securities.
All trading activity is single-counted, except European cash trading which is double counted to include both buys and sells.